EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

THE NOTES EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON       , 1996 (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE
COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").

                        K-III COMMUNICATIONS CORPORATION
                          8 1/2% SENIOR NOTES DUE 2006
                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

    If you desire to accept the Notes Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to The Bank of New York, Exchange
Agent:

             By mail:                   By Facsimile Transmission:        By Hand or Overnight Courier:
      Reorganization Section                  (212) 571-3080                  Reorganization Section
    101 Barclay Street--7 East                                              101 Barclay Street--7 East
        New York, NY 10286                Confirm by Telephone:                 New York, NY 10286
      Attention: Henry Lopez                  (212) 815-2742                  Attention: Henry Lopez

    Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.

    The undersigned hereby acknowledges receipt of the Prospectus dated       ,
1996 (the "Prospectus") of K-III Communications Corporation, a Delaware corporation ("K-III " or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal "), that together constitute K-III's offer (the "Notes Exchange Offer ") to exchange $1,000 in principal amount of a new series of its 8 1/2% Senior Notes due 2006 (the "New Notes") for each $1,000 in principal amount of its outstanding 8 1/2% Senior Notes due 2006 (the "Old Notes"). The New Notes and the Old Notes are collectively referred to as the "Notes". Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.


    THE REGISTRATION STATEMENT ON FORM S-4 (FILE NO. 333-3691) OF WHICH THE PROSPECTUS IS A PART WAS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE
COMMISSION ON       , 1996.


    The undersigned hereby tenders the principal amount of Old Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

    Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, K-III, all right, title, and interest in, to, and under the Tendered Notes.

    Please issue the New Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificate(s) for New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes or on the account books maintained by a book-entry transfer facility and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Notes pursuant to the Notes Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Notes Exchange Offer.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offers--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Notes Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offers--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

    The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

    By accepting the Notes Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Notes Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, and (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Notes Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offers--Resales of the New Notes and the New Preferred Stock."

    The undersigned and each Beneficial Owner understands that any secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission. Except as otherwise disclosed to the Company in writing, the undersigned hereby represents and warrants that neither it nor any Beneficial Owner(s) is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company.


    If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                                  BOX 1
                                    DESCRIPTION OF OLD NOTES TENDERED
                              (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
                                                                             AGGREGATE
       NAME(S) AND ADDRESS(ES) OF REGISTERED OLD                             PRINCIPAL
                   NOTES HOLDERS(S),                                          AMOUNT
             EXACTLY AS NAME(S) APPEAR(S)                                    OF NOTES         AGGREGATE
                     ON OLD NOTES                          CERTIFICATE      REPRESENTED       PRINCIPAL
                    CERTIFICATE(S)                          NUMBER(S)           BY         AMOUNT OF NOTES
              (PLEASE FILL IN, IF BLANK)                  OF OLD NOTES*   CERTIFICATE(S)     TENDERED**
                                                         TOTAL

   * Need not be completed by book-entry holders.

  ** Unless otherwise indicated in this column, the full aggregate principal amount represented by all Old Notes Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.


                                     BOX 2
                              BENEFICIAL OWNER(S)

      STATE OF PRINCIPAL RESIDENCE OF         NUMBER OF TENDERED NOTES
          EACH BENEFICIAL OWNER OF         HELD FOR ACCOUNT OF BENEFICIAL
               TENDERED NOTES                          OWNER



    This Letter of Transmittal is to be used either if certificates of Notes are to be forwarded herewith or if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offers--Procedures for Tendering" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

    Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offers--Guaranteed Delivery Procedures."

  / / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution ____________________________________________

 / /  The Depository Trust Company

      Account Number ___________________________________________________________

      Transaction Code Number __________________________________________________

                                              BOX 3

                              SPECIAL DELIVERY INSTRUCTIONS

                                    (SEE INSTRUCTIONS 5, 6 AND 7)

 To be completed ONLY if the New Notes exchanged for Old Notes and untendered Old Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

 Mail New Notes and any untendered Old Notes to:
 Name(s):
________________________________________________________________________________

 (please print)

 Address:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
 (include Zip Code)

 Tax Identification or
 Social Security No.:


                                          BOX 4

                               USE OF GUARANTEED DELIVERY

 / /    CHECK HERE ONLY IF OLD NOTES ARE BEING TENDERED
       BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.
       See Instruction 2. If this box is checked, please provide the following information:

 Name(s) of Registered
 Holder(s): ____________________________________________________________________

 _______________________________________________________________________________

 Date of Execution of Notice of Guaranteed Delivery: ___________________________

 Name of Institution which Guaranteed Delivery: ________________________________

 If Delivered by Book-Entry Transfer:
 Account Number: _______________________________________________________________

                                     BOX 5

                           TENDERING HOLDER SIGNATURE

                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

X _______________________________________

X _______________________________________
  (Signature of Registered Holder(s)
  or Authorized Signatory)

Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) (which must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s): ________________________________  Signature Guarantee
                                           (If required by Instruction 5)
         ________________________________  Authorized Signature

Capacity: ________________________________ X ___________________________________

          ________________________________ Name: _______________________________
                                                 (please print)
Street Address: ___________________________
                                           Title: ______________________________
       ___________________________________
                                           Name of Firm: _______________________
       ___________________________________
       (include Zip Code)                                (Must be an Eligible
                                                          Institution as defined
Area Code and Telephone Number:                           in Instruction 2)

     _____________________________________ Address: ____________________________

                                                    ____________________________
Tax Identification or Social Security Number:
                                                    ____________________________
     _____________________________________          (incude Zip Code)

                                           Area Code and Telephone Number:

                                                    ____________________________

                                           Dated: ______________________________



[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
        -----------------------------------------------------------------
Address:
        ---------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


                            PAYOR'S NAME: K-III COMMUNICATIONS CORPORATION
SUBSTITUTE                     Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)
                               Address
FORM W-9
                               City, state and ZIP Code
Department of the Treasury
                               List account number(s) here (optional)
Internal Revenue Service       Part 1 - PLEASE PROVIDE YOUR TAXPAYER                Social Security
                               IDENTIFICATON NUMBER ("TIN") IN THE BOX AT RIGHT     number or TIN
                               AND CERTIFY BY SIGNING AND DATING BELOW
                               Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue
                               Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. / /
Payor's Request for TIN        CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I    Part 3 -
                               CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
                               IS TRUE, CORRECT AND COMPLETE                        AWAITING TIN

                               Signature                       Date                     / /
                                         ---------------------      ---------------

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                          OF THE NOTES EXCHANGE OFFER

    1. Delivery of this Letter of Transmittal and Old Notes. The Tendered Notes or confirmation of any book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither K-III nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the Expiration Date.

    2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their Old Notes, Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or if the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery setting forth the name and address of the holder, the certificate number or numbers of the Tendered Notes, and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, of the Letter of Transmittal (or facsimile thereof), together with the Tendered Notes (or a confirmation of any book-entry transfer of the Old Notes into the Exchange Agent's account at a book-entry transfer facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed documents required by this Letter of Transmittal and the Tendered Notes (or a confirmation of any book-entry transfer of the Old Notes into the Exchange Agent's account at a book-entry transfer facility) in proper form for transfer must be received by the Exchange Agent within five business days after the Expiration Date. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

    3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name the Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner form accompanying this Letter of Transmittal.

    4. Partial Tenders. If less than the entire principal amount of Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Principal Amount of Notes Tendered" of the box entitled "Description of Old Notes Tendered" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

    5. Signatures on the Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement, or any change whatsoever.

    If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names on several Old Notes it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Notes are held.

    If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Tendered Notes tendered and New Notes are to be issued (or any untendered Old Notes are to be reissued) to the registered holder(s), the registered holder(s) need not and should not endorse any Tendered Notes nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of any Old Notes, the Tendered Notes must be endorsed or accompanied by appropriate stock powers, in each case, signed as the name of the registered holder(s) appears on the Old Notes, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a Registered Holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

    6. Special Delivery Instructions. Tendering Eligible Holders should indicate, in the applicable box (Box 3), the name and address to which the New Notes and/or substitute Old Notes for Old Notes not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

    7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to it or its order pursuant to the Notes Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Company or its order pursuant to the Notes Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    K-III reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

    9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Notes Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Notes Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

    10. Waiver of Conditions. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Notes Exchange Offer in the case of any Tendered Notes.

    11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of shares of Old Notes or transmittal of this Letter of Transmittal will be accepted.

    12. Mutilated, Lost, Stolen, or Destroyed Shares of Old Notes. Any tendering holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

    13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Notes Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Notes Exchange Offer.

    14. Acceptance of Tendered Notes and Issuance of New Notes; Return of Old Notes. Subject to the terms and conditions of the Notes Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Notes Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Notes Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions."

    15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offers--Withdrawal of Tenders."

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF
                        K-III COMMUNICATIONS CORPORATION
                          8 1/2% SENIOR NOTES DUE 2006

    The undersigned hereby acknowledges receipt of the Prospectus dated      ,
1996 (the "Prospectus") of K-III Communications Corporation, a Delaware corporation (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Notes Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    This will instruct you, the registered holder, as to the action to be taken by you relating to the Notes Exchange Offer with respect to the 8 1/2% Senior Notes due 2006 (the "Old Notes") held by you for the account of the undersigned.

    The principal amount of Old Notes held by you for the account of the undersigned is (fill in principal amount):
             principal amount of Old Notes.
- -------------

   With respect to the Notes Exchange Offer, the undersigned hereby instructs you (check appropriate box):

   / / To TENDER the following principal amount of Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):
                    principal amount of Old Notes.
       ------------                               --------------
  / / NOT to TENDER any principal amount of Old Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) _____________________ , (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned,
(iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes, and (iv) the undersigned acknowledges that any person participating in the Notes Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offers--Resales of the New Notes and the New Preferred Stock"; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.

                                   SIGN HERE
Name of Beneficial
Owner(s): _____________________________________________________________________

Signature(s): _________________________________________________________________
Name(s) (please
print): _______________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________
Telephone
Number: _______________________________________________________________________
Taxpayer Identification or Social Security
Number: _______________________________________________________________________

Date: _________________________________________________________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--SOCIAL SECURITY NUMBERS HAVE NINE DIGITS SEPARATED BY TWO HYPHENS: I.E. 000-00-0000. EMPLOYER IDENTIFICATION NUMBERS HAVE NINE DIGITS SEPARATED BY ONLY ONE HYPHEN: 00-0000000. THE TABLE BELOW WILL HELP DETERMINE THE NUMBER TO GIVE THE PAYER.

- ------------------------------------------------------------     ------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                        FOR THIS TYPE OF ACCOUNT:           GIVE THE EMPLOYER
                                    GIVE THE                                                         IDENTIFICATION
                                    SOCIAL SECURITY                                                  NUMBER OF--
                                    NUMBER OF--
- ------------------------------------------------------------     ------------------------------------------------------------
1. An individual's account          The individual               9. A valid trust, estate, or        The legal entity
                                                                    pension trust                    (Do not furnish the
                                                                                                     identifying number of
                                                                                                     the personal representative
                                                                                                     or trustee unless the legal
                                                                                                     entity itself is not
                                                                                                     designated in the account
                                                                                                     title.)(5)

2. Two or more individuals          The actual owner of the     10. Corporate account                The corporation
   (joint account)                  account or, if combined     11. Religious charitable, or         The organization
                                    funds, any one of the           educational organization
                                    individuals on the              account
                                    account(1)
                                    The grantor-trustee(1)      12. Partnership account held in      The partnership
                                                                    the name of the business
                                                                13. Association, club,               The organization
                                                                    or other tax-exempt
                                    The actual owner(1)



3. Husband and wife (joint          The actual owner of the
   account                          organization account or,
                                    if joint funds,
                                    either person(1)
4. Custodian account of a           The minor(2)                14. A broker or registered           The broker or nominee
   minor (Uniform Gift to                                           nominee
   Minors Act)

                                                                15. Account with the                 The public entity
                                                                    Department of Agriculture
                                                                    in the name of a public
                                                                    entity (such as a State or
                                                                    local government, school
                                                                    district, or prison) that
5. Adult and minor (joint account)  The adult or, if the minor      receives agricultural
                                    is the only contributor, the    program payments
                                    minor(1)
6. Account in the name of guardian  The ward, minor, or other
   or committee for a designated    incompetent person(3)
   ward, minor or incompetent
   person

7a.The usual revocable
   savings trust account
   (grantor is also
   trustee)
b. So-called trust account
   that is not a legal or
   valid trust under State law

8. Sole proprietorship account      The owner(4)



- --------------------------------------------------------------------------------

  (1) List first and circle the name of the person whose number you furnish.

  (2) Circle the minor's name and furnish the minor's social security number.

  (3) Circle the ward's minor's or incompetent person's name and furnish such person's social security number.

  (4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

  (5) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

 If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

 Payees specifically exempted from backup withholding on ALL payments include the following:

   .  A corporation.

   .  A financial institution.

   . An organization exempt from tax under section 501(a), or an individual retirement plan.

   .  The United States or any agency or instrumentality thereof.

   . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

   . A foreign government, a political subdivision of a foreign government, agency, or instrumentality thereof.

   .  An international organization or any agency or instrumentality thereof.

   . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

   .  A real estate investment trust.

   .  A common trust fund operated by a bank under section 584(a).

   .  An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

   . An entity registered at all times under the Investment Company Act of 1940.

   .  A trust exempt from tax under section 664 or described in section 4947.

   .  A foreign central bank of issue.

 Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 . Payments to nonresident aliens subject to withholding under section 1441.

 . Payments to partnerships not engaged in a trade or business in the U. S.
   and which have at least one nonresident partner.

 . Payments of patronage dividends where the amount received is not paid in money.

 . Payments made by certain foreign organizations.

 . Payments made to a nominee.

 Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 . Payments described in section 6049(b)(5) to non-resident aliens.

 . Payments on tax-free covenant bonds under section 1451.

 . Payments made by certain foreign organizations.

 . Payments made to a nominee.

Exempt payees described above should file form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH
YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes Payers must be given the numbers whether or not recipients are required to file a tax return. Beginning January 1, 1984, payers must generally withold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                      YOUR TAX CONSULTANT OR THE INTERNAL
                                REVENUE SERVICE

                             LETTER OF TRANSMITTAL

THE PREFERRED STOCK EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00
P.M., NEW YORK CITY TIME, ON       , 1996 (AS SUCH DATE AND TIME MAY BE EXTENDED
BY THE COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").

                        K-III COMMUNICATIONS CORPORATION
                  $10.00 SERIES C EXCHANGEABLE PREFERRED STOCK
                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

    If you desire to accept the Preferred Stock Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to The Bank of New York, Exchange Agent:

             By Mail:                   By Facsimile Transmission:        By Hand or Overnight Courier:
   Tender & Exchange Department      (For Eligible Institutions Only)      Tender & Exchange Department
          P.O. Box 11248                      (212) 815-6213                    101 Barclay Street
      Church Street Station          Confirm Facsimile by Telephone:        Receive and Deliver Window
     New York, NY 10286-1248             (For Confirmation Only)                New York, NY 10286
                                              (800) 507-9357

    Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.

    The undersigned hereby acknowledges receipt of the Prospectus dated       ,
1996 (the "Prospectus") of K-III Communications Corporation, a Delaware corporation ("K-III " or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal "), that together constitute K-III's offer (the "Preferred Stock Exchange Offer ") to exchange one share (or fraction thereof) of its $10.00 Series D Exchangeable Preferred Stock (the "New Preferred Stock") for each share (or fraction thereof) of its outstanding $10.00 Series C Exchangeable Preferred Stock (the "Old Preferred Stock"). The New Preferred Stock and the Old Preferred Stock are collectively referred to as the "Preferred Stock". Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.


    THE REGISTRATION STATEMENT ON FORM S-4 (FILE NO. 333-3691) OF WHICH THE PROSPECTUS IS A PART WAS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE
COMMISSION ON       , 1996.


    The undersigned hereby tenders the shares of Old Preferred Stock described in Box 1 below (the "Tendered Shares") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Shares and the undersigned represents that it has received from each beneficial owner of Tendered Shares ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

    Subject to, and effective upon, the acceptance for exchange of the Tendered Shares, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, K-III, all right, title, and interest in, to, and under the Tendered Shares.

    Please issue the shares of New Preferred Stock exchanged for Tendered Shares in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificate(s) for shares of New Preferred Stock (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Shares to the Company or cause ownership of the Tendered Shares to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Preferred Stock or on the account books maintained by a book-entry transfer facility and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the shares of New Preferred Stock to which the undersigned is entitled upon the acceptance by the Company of the Tendered Shares pursuant to the Preferred Stock Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Shares, all in accordance with the terms of the Preferred Stock Exchange Offer.

    The undersigned understands that tenders of shares of Old Preferred Stock pursuant to the procedures described under the caption "The Exchange Offers--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Preferred Stock Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offers--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Shares and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Shares are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

    The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

    By accepting the Preferred Stock Exchange Offer, the undersigned hereby represents and warrants that (i) the shares of New Preferred Stock to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Preferred Stock, and (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Preferred Stock Exchange Offer for the purpose of distributing the New Preferred Stock must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale transaction of the shares of New Preferred Stock acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offers--Resales of the New Notes and the New Preferred Stock."

    The undersigned and each Beneficial Owner understands that any secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission. Except as otherwise disclosed to the Company in writing, the undersigned hereby represents and warrants that neither it nor any Beneficial Owner(s) is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company.


    If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that were acquired as a result of market-making activities or other trading activities as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any sale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                                  BOX 1

                               DESCRIPTION OF OLD PREFERRED STOCK TENDERED
                              (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

       NAME(S) AND ADDRESS(ES) OF REGISTERED OLD                             AGGREGATE
              PREFERRED STOCK HOLDERS(S),                  CERTIFICATE       NUMBER OF
             EXACTLY AS NAME(S) APPEAR(S)                   NUMBER(S)         SHARES          AGGREGATE
                ON OLD PREFERRED STOCK                    OF SHARES OF      REPRESENTED       NUMBER OF
                    CERTIFICATE(S)                        OLD PREFERRED         BY             SHARES
              (PLEASE FILL IN, IF BLANK)                     STOCK*       CERTIFICATE(S)     TENDERED**
                                                         TOTAL

   * Need not be completed by book-entry holders.

  ** Unless otherwise indicated in this column, the number of shares represented by all Old Preferred Stock Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.


                                     BOX 2

                              BENEFICIAL OWNER(S)

      STATE OF PRINCIPAL RESIDENCE OF       NUMBER OF TENDERED SHARES
          EACH BENEFICIAL OWNER OF        HELD FOR ACCOUNT OF BENEFICIAL
              TENDERED SHARES                         OWNER




    This Letter of Transmittal is to be used either if shares of Old Preferred Stock are to be forwarded herewith or if delivery of Old Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offers-- Procedures for Tendering" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

    Holders whose shares of Old Preferred Stock are not immediately available or who cannot deliver their shares of Old Preferred Stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their shares of Old Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offers--Guaranteed Delivery Procedures."

/ /CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

/ / The Depository Trust Company

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

                                              BOX 3

                              SPECIAL DELIVERY INSTRUCTIONS

                                    (SEE INSTRUCTIONS 5, 6 AND 7)

 To be completed ONLY if the shares of New Preferred Stock exchanged for shares of Old Preferred Stock and untendered shares of Old Preferred Stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

 Mail shares of New Preferred Stock and any untendered shares of Old Preferred Stock to:

 Name(s):


_______________________________________________________________________________
 (please print)

 Address:


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
 (include Zip Code)


 Tax Identification or
 Social Security No.:

                                              BOX 4

                               USE OF GUARANTEED DELIVERY

 / /    CHECK HERE ONLY IF SHARES OF OLD PREFERRED STOCK ARE BEING
       TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.
       See Instruction 2. If this box is checked, please provide the following information:

 Name(s) of Registered

 Holder(s): ____________________________________________________________________

________________________________________________________________________________

 Date of Execution of Notice of Guaranteed  Delivery: __________________________

 Name of Institution which Guaranteed  Delivery: _______________________________

 If Delivered by Book-Entry Transfer:
 Account Number: _______________________________________________________________

                                     BOX 5

                           TENDERING HOLDER SIGNATURE

                           (SEE INSTRUCTIONS 1 AND 5)

                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
X _______________________________________

X _______________________________________
  (Signature of Registered Holder(s)
  or Authorized Signatory)

Note: The above lines must be signed by the registered holder(s) of Old Preferred Stock as their name(s) appear(s) on the shares of Old Preferred Stock or by person(s) authorized to become registered holder(s) (which must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s): ________________________________ Signature Guarantee
                                          (If required by Instruction 5)
         ________________________________ Authorized Signature

Capacity: _______________________________ X ____________________________________

          _______________________________ Name: ________________________________
                                                (please print)
Street Address: _________________________
                                          Title: _______________________________
       __________________________________
                                          Name of Firm: ________________________
       __________________________________              (Must be an Eligible
       (include Zip Code)                               Institution as defined
                                                        in Instruction 2)
Area Code and Telephone Number:
     ____________________________________ Address: _____________________________

Tax Identification or Social Security              _____________________________
Number
     ____________________________________
                                                   _____________________________
                                                   (incude Zip Code)

                                          Area Code and Telephone Number:

                                                 _______________________________

                                          Dated: _______________________________



[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
        -----------------------------------------------------------------
Address:
        ---------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that was acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


                            PAYOR'S NAME: K-III COMMUNICATIONS CORPORATION

SUBSTITUTE                     Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)
                               Address
FORM W-9
                               City, state and ZIP Code
Department of the Treasury
                               List account number(s) here (optional)
Internal Revenue Service       Part 1 - PLEASE PROVIDE YOUR TAXPAYER                Social Security

                               IDENTIFICATON NUMBER ("TIN") IN THE BOX AT RIGHT     number or TIN
                               AND CERTIFY BY SIGNING AND DATING BELOW

                               Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue
                               Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. / /

Payor's Request for TIN        CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I    Part 3 -
                               CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
                               IS TRUE, CORRECT AND COMPLETE                        AWAITING TIN

                               Signature                      Date                      / /
                                         ____________________      ______________

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                     OF THE PREFERRED STOCK EXCHANGE OFFER

    1. Delivery of this Letter of Transmittal and Old Preferred Stock. The Tendered Shares or confirmation of any book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Preferred Stock and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither K-III nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Shares prior to the Expiration Date.

    2. Guaranteed Delivery Procedures. Holders who wish to tender their shares of Old Preferred Stock but whose shares of Old Preferred Stock are not immediately available and who cannot deliver their shares of Old Preferred Stock, Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their shares of Old Preferred Stock according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or if the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery setting forth the name and address of the holder, the certificate number or numbers of the Tendered Shares, and the principal amount of Tendered Shares, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, of the Letter of Transmittal (or facsimile thereof), together with the Tendered Shares (or a confirmation of any book-entry transfer of the Old Preferred Stock into the Exchange Agent's account at a book-entry transfer facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed documents required by this Letter of Transmittal and the Tendered Shares (or a confirmation of any book-entry transfer of the Old Preferred Stock into the Exchange Agent's account at a book-entry transfer facility) in proper form for transfer must be received by the Exchange Agent within five business days after the Expiration Date. Any holder who wishes to tender shares of Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such shares of Old Preferred Stock prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

    3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name the shares of Old Preferred Stock are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of shares of Old Preferred Stock who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner form accompanying this Letter of Transmittal.

    4. Partial Tenders. If less than the entire number of shares of Old Preferred Stock is tendered, the tendering holder should fill in the number of shares tendered in the column labeled "Aggregate Number of Shares Tendered" of the box entitled "Description of Old Preferred Stock Tendered" (Box 1) above. The entire number of shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of all Old Preferred Stock is not tendered, shares of Old Preferred Stock for the number of shares of Old Preferred Stock not tendered and shares of New Preferred Stock exchanged for any shares of Old Preferred Stock tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

    5. Signatures on the Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Shares, the signature must correspond with the name(s) as written on the face of the Tendered Shares without alteration, enlargement, or any change whatsoever.

    If any of the Tendered Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Shares are held in different names on several shares of Old Preferred Stock, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Shares are held.

    If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Preferred Stock) of Tendered Shares tendered and shares of New Preferred Stock are to be issued (or any untendered shares of Old Preferred Stock are to be reissued) to the registered holder(s), the registered holder(s) need not and should not endorse any Tendered Shares nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the shares of Old Preferred Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signature(s) on the endorsement or stock power guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of any shares of Old Preferred Stock, the Tendered Shares must be endorsed or accompanied by appropriate stock powers, in each case, signed as the name of the registered holder(s) appears on the shares of Old Preferred Stock, with the signature on the endorsement or stock power guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any shares of Old Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    Endorsements on shares of Old Preferred Stock or signatures on stock powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Shares are tendered (i) by a Registered Holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

    6. Special Delivery Instructions. Tendering Eligible Holders should indicate, in the applicable box (Box 3), the name and address to which the shares of New Preferred Stock and/or substitute shares of Old Preferred Stock for shares not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

    7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Preferred Stock to it or its order pursuant to the Preferred Stock Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Preferred Stock to the Company or its order pursuant to the Preferred Stock Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the shares of Old Preferred Stock listed in this Letter of Transmittal.

    8. Tax Identification Number. Federal income tax law requires that a holder of any shares of Old Preferred Stock which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the shares of Old Preferred Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    K-III reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

    9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Shares will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all shares of Old Preferred Stock not validly tendered or any shares of Old Preferred Stock the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Preferred Stock Exchange Offer or defects or irregularities in tenders of shares of Old Preferred Stock as to any ineligibility of any holder who seeks to tender shares of Old Preferred Stock in the Preferred Stock Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of shares of Old Preferred Stock must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of shares of Old Preferred Stock, but shall not incur any liability for failure to give such notification.

    10. Waiver of Conditions. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Preferred Stock Exchange Offer in the case of any Tendered Shares.

    11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of shares of Old Preferred Stock or transmittal of this Letter of Transmittal will be accepted.

    12. Mutilated, Lost, Stolen, or Destroyed Shares of Old Preferred Stock. Any tendering holder whose shares of Old Preferred Stock have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

    13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Preferred Stock Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Preferred Stock Exchange Offer.

    14. Acceptance of Tendered Shares and Issuance of Shares of New Preferred Stock; Return Shares of Old Preferred Stock. Subject to the terms and conditions of the Preferred Stock Exchange Offer, the Company will accept for exchange all validly tendered shares of Old Preferred Stock as soon as practicable after the Expiration Date and will issue shares of New Preferred Stock therefor as soon as practicable thereafter. For purposes of the Preferred Stock Exchange Offer, the Company shall be deemed to have accepted tendered shares of Old Preferred Stock when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any Tendered Shares are not exchanged pursuant to the Preferred Stock Exchange Offer for any reason, such unexchanged shares of Old Preferred Stock will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions."

    15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offers--Withdrawal of Tenders."

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF
                        K-III COMMUNICATIONS CORPORATION
                  $10% SERIES C EXCHANGEABLE PREFERRED STOCK

    The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1996 (the "Prospectus") of K-III Communications Corporation, a Delaware corporation (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Preferred Stock Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    This will instruct you, the registered holder, as to the action to be taken by you relating to the Preferred Stock Exchange Offer with respect to the $10.00 Series C Exchangeable Preferred Stock (the "Old Preferred Stock") held by you for the account of the undersigned.

    The number of shares of the Old Preferred Stock held by you for the account of the undersigned is (fill in number of shares):
         shares of Old Preferred Stock.
 -------

         With respect to the Preferred Stock Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         / / To TENDER the following shares of Old Preferred Stock held by you for the account of the undersigned (insert number of shares of Old Preferred Stock to be tendered, if any):
                       shares of Old Preferred Stock.
             ---------

         / / NOT to TENDER any shares of Old Preferred Stock held by you for the account of the undersigned.

If the undersigned instructs you to tender the shares of Old Preferred Stock held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state)____________________,
(ii) the undersigned is acquiring the shares of New Preferred Stock in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Preferred Stock, and (iv) the undersigned acknowledges that any person participating in the Preferred Stock Exchange Offer for the purpose of distributing the New Preferred Stock must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the New Preferred Stock acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offers--Resales of the New Notes and the New Preferred Stock"; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such shares of Old Preferred Stock.

                                   SIGN HERE
Name of Beneficial
Owner(s): _______________________________________________________________

Signature(s): ___________________________________________________________
Name(s) (please
print): _________________________________________________________________
Address:
_________________________________________________________________________

_________________________________________________________________________
Telephone
Number: _________________________________________________________________
Taxpayer Identification or Social Security

Number: _________________________________________________________________

Date: ___________________________________________________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--SOCIAL SECURITY NUMBERS HAVE NINE DIGITS SEPARATED BY TWO HYPHENS: I.E. 000-00-0000. EMPLOYER IDENTIFICATION NUMBERS HAVE NINE DIGITS SEPARATED BY ONLY ONE HYPHEN: 00-0000000. THE TABLE BELOW WILL HELP DETERMINE THE NUMBER TO GIVE THE PAYER.

- ------------------------------------------------------------     ------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                        FOR THIS TYPE OF ACCOUNT:           GIVE THE EMPLOYER
                                    GIVE THE                                                         IDENTIFICATION
                                    SOCIAL SECURITY                                                  NUMBER OF--
                                    NUMBER OF--
- ------------------------------------------------------------     ------------------------------------------------------------
1. An individual's account          The individual               9. A valid trust, estate, or        The legal entity
                                                                    pension trust                    (Do not furnish the
                                                                                                     identifying number of
                                                                                                     the personal representative
                                                                                                     or trustee unless the legal
                                                                                                     entity itself is not
                                                                                                     designated in the account
                                                                                                     title.)(5)

2. Two or more individuals          The actual owner of the     10. Corporate account                The corporation
   (joint account)                  account or, if combined     11. Religious charitable, or         The organization
                                    funds, any one of the           educational organization
                                    individuals on the              account
                                    account(1)
                                    The grantor-trustee(1)      12. Partnership account held in      The partnership
                                                                    the name of the business
                                                                13. Association, club,               The organization
                                                                    or other tax-exempt
                                    The actual owner(1)



3. Husband and wife (joint          The actual owner of the
   account                          organization account or,
                                    if joint funds,
                                    either person(1)
4. Custodian account of a           The minor(2)                14. A broker or registered           The broker or nominee
   minor (Uniform Gift to                                           nominee
   Minors Act)

                                                                15. Account with the                 The public entity
                                                                    Department of Agriculture
                                                                    in the name of a public
                                                                    entity (such as a State or
                                                                    local government, school
                                                                    district, or prison) that
5. Adult and minor (joint account)  The adult or, if the minor      receives agricultural
                                    is the only contributor, the    program payments
                                    minor(1)
6. Account in the name of guardian  The ward, minor, or other
   or committee for a designated    incompetent person(3)
   ward, minor or incompetent
   person

7a.The usual revocable
   savings trust account
   (grantor is also
   trustee)
b. So-called trust account
   that is not a legal or
   valid trust under State law

8. Sole proprietorship account      The owner(4)



- --------------------------------------------------------------------------------

  (1) List first and circle the name of the person whose number you furnish.

  (2) Circle the minor's name and furnish the minor's social security number.

  (3) Circle the ward's minor's or incompetent person's name and furnish such person's social security number.

  (4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

  (5) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

 If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

 Payees specifically exempted from backup withholding on ALL payments include the following:

   .  A corporation.

   .  A financial institution.

   . An organization exempt from tax under section 501(a), or an individual retirement plan.

   .  The United States or any agency or instrumentality thereof.

   . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

   . A foreign government, a political subdivision of a foreign government, agency, or instrumentality thereof.

   .  An international organization or any agency or instrumentality thereof.

   . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

   .  A real estate investment trust.

   .  A common trust fund operated by a bank under section 584(a).

   .  An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

   . An entity registered at all times under the Investment Company Act of 1940.

   .  A trust exempt from tax under section 664 or described in section 4947.

   .  A foreign central bank of issue.

 Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 . Payments to nonresident aliens subject to withholding under section 1441.

 . Payments to partnerships not engaged in a trade or business in the U. S.
   and which have at least one nonresident partner.

 . Payments of patronage dividends where the amount received is not paid in money.

 . Payments made by certain foreign organizations.

 . Payments made to a nominee.

 Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 . Payments described in section 6049(b)(5) to non-resident aliens.

 . Payments on tax-free covenant bonds under section 1451.

 . Payments made by certain foreign organizations.

 . Payments made to a nominee.

Exempt payees described above should file form w-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH
YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes Payers must be given the numbers whether or not recipients are required to file a tax return. Beginning January 1, 1984, payers must generally withold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                      YOUR TAX CONSULTANT OR THE INTERNAL
                                REVENUE SERVICE